Exhibit 10.2
AEA MEZZANINE FUNDING LLC
AEA MEZZANINE (UNLEVERAGED) FUND LP
200 First Stamford Place
Stamford, CT 06902
Telephone: (203) 564-2660
Fax: (203) 564-2661
February 17, 2007
TB Wood’s Corporation
TB Wood’s Incorporated
Plant Engineering Consultants, LLC
TB Wood’s Enterprises, Inc.
c/o TB Wood’s Corporation
440 North Fifth Avenue
Chambersburg, PA 17201-2869
Attention: William T. Fejes, Jr.
Ladies and Gentlemen:
          Reference is hereby made to the (i) 12% Senior Subordinated Promissory Note (together with the allonge thereto, dated June 30, 2006, the “Original AEAM Funding Note”), due October 11, 2012, issued by TB Wood’s Incorporated, Plant Engineering Consultants, LLC and TB Wood’s Enterprises, Inc. (collectively, the “Borrowers”) to AEA Mezzanine Funding LLC (“AEAM Funding”) in the principal amount of $10,185,086.06, (ii) 12% Senior Subordinated Promissory Note (the “New AEAM Funding Note”), due October 11, 2012, issued by the Borrowers to AEAM Funding in the principal amount of $1,198,413.94, (iii) Amended and Restated 12% Senior Subordinated Promissory Note, due October 11, 2012, (the “AEAUMF Note” and together with the Original AEAM Funding Note and the New AEAM Funding Note, collectively, the “Notes”) issued by the Borrowers to AEA Mezzanine (Unleveraged) Fund LP (“AEAUMF”) in the principal amount of $3,616,500, (iv) Warrant (the “Original AEAMF Warrant”) issued by TB Wood’s Corporation (“Holdings”) to AEA Mezzanine Fund LP (“AEAMF” and together with AEAM Funding and AEAUMF, collectively, “AEA”), dated October 27, 2005, initially exercisable for 118,147 shares of Common Stock, $.01 par value per share of Holdings (the “Common Stock”), (v) Warrant (the “New AEAMF Warrant”) issued by Holdings to AEAMF, dated June 30, 2006, initially exercisable for 13,902 shares of Common Stock, and (vi) Amended and Restated Warrant (the “AEAUMF Warrant” and together with the Original AEAMF Warrant, and the new AEAMF Warrant, collectively, the “Warrants”) issued by Holdings to AEAUMF, dated October 27, 2005, and amended and restated as of June 30, 2006, initially exercisable for 41,951 shares of Common Stock. All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement (as defined in the Notes).
          Holdings has informed AEA that it has entered into an Agreement and Plan of Merger, dated as of the date hereof (as in effect on the date hereof, the “Merger Agreement”), by and among Altra Holdings, Inc., a Delaware corporation (“Parent”), Forest Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), and Holdings pursuant to which (i) Purchaser has agreed to commence a tender offer (the “Offer”) to purchase all of the outstanding shares of Common Stock, and (ii) Purchaser will be merged with and into

Holdings with Holdings as the surviving corporation (the “Merger,” and together with the Offer and the other transactions contemplated by the Merger Agreement, the “Transactions”).
          Holdings and Borrowers have requested that concurrently with the acceptance for purchase of shares of Common Stock under the Offer (the “Tender Acceptance Date”), AEAM Funding and AEAUMF exercise their respective rights pursuant to Section 3(a) of the Notes to cause the Borrowers to prepay the outstanding principal amount of the Notes at the Change of Control Redemption Price (as defined in the Notes), together with all other amounts contemplated by Section 3(a), all in accordance with the terms of Section 3(a) (such rights, the “Put Rights”). Subject to the terms and conditions of this letter agreement (the “Agreement”), each of AEAM Funding and AEAUMF hereby agrees that, on the Tender Acceptance Date, each shall be deemed to have elected to exercise its Put Rights under the Note or Notes held by it. The parties acknowledge that the Change of Control Redemption Price specified in the Notes equals 101% of the outstanding principal amount of the Notes.
          The foregoing exercise of AEA Funding’s and AEAUMF’s Put Rights shall not be effective unless and until the following conditions shall have been satisfied:
          (i) the consummation of the transactions contemplated by the Merger Agreement substantially on the terms set forth therein no later than June 15, 2007; (ii) simultaneously with the consummation of the Merger, the holders of the Notes shall have received payment in full of the Change of Control Redemption Price and all other amounts payable to such holders under Section 3(a) of such Notes; (iii) the Merger Consideration (as defined in the Merger Agreement) shall be no less than $24.80 per share of Common Stock, and, simultaneously with consummation of the Merger, the holders of the Warrants shall have received the cash consideration set forth in Section 2.5 of the Merger Agreement; (iv) AEA shall have received, in form and substance reasonably satisfactory to AEA, evidence that the Senior Indebtedness shall have been paid in full; and (v) Holdings and Borrowers shall have complied with their covenants and agreements contained herein, and their representations and warranties contained herein shall be true and correct.
          Holdings and Borrowers acknowledge and agree that (i) as of the date hereof, after adjustment pursuant to Section 3 of the Warrants for the dividends paid or to be paid to holders of Common Stock of record on August 4, 2006, November 10, 2006 and February 23, 2007, the (A) Original AEAMF Warrant is exercisable for 120,658.01 shares of Common Stock at an exercise price of $5.19 per share, (B) New AEAMF Warrant is exercisable for 14,197.46 shares of Common Stock at an exercise price of $5.19 per share and (C) AEAUMF Warrant is exercisable for 42,842.59 shares of Common Stock at an exercise price of $5.19 per share, (ii) the exercise price and the shares issuable under the Warrants shall be subject to adjustment in accordance with the terms of Section 3 of the Warrants for all other events contemplated by Section 3 of the Warrants, and (iii) nothing in this Agreement shall be construed as prohibiting AEA from exercising any remedies it may have upon the occurrence of a Default or Event of Default.
          Holdings and Borrowers hereby represent, warrant and covenant (which representations, warranties and covenants shall survive the execution and delivery of this Agreement and the payment of the amounts contemplated by this Agreement) that (a) the execution, delivery and performance by them of this Agreement and the payment of the amounts contemplated by this Agreement in respect of the Notes and the Warrants (i) are within their corporate or company (as applicable) power and authority, (ii) have been duly authorized by all necessary corporate or company (as applicable) proceedings by Holdings and the Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of them is subject or any judgment, order, writ, injunction, license or permit applicable to any of them, and (iv) do not conflict with any provision of the corporate charter or by-laws or other organizational documents of, or any agreement or other instrument binding upon, any of them, (b) after giving effect to this Letter, no Default or event of Default exists under the Notes, and (c) Holdings and the Borrowers shall pay all expenses (including, without limitation, fees, charges and disbursement of counsel) incurred or to be incurred by the Investors in connection with this Agreement and the Transactions (whether or not the Transactions close), including, without limitation, AEA’s review of the Transactions and the documentation related thereto, and all other expenses owed to AEA.
          THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.
          THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THEY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH ANY OF THE TRANSACTIONS. HOLDINGS AND BORROWERS REPRESENT AND WARRANT THAT NO REPRESENTATIVE OR AGENT OF AEA HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT AEA WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. HOLDINGS AND BORROWERS ACKNOWLEDGE THAT AEA HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.
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Very truly yours, AEA MEZZANINE FUNDING LLC
By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

AEA MEZZANINE (UNLEVERAGED) FUND LP

By:	AEA Mezzanine Partners LP, its General Partner

By:	AEA Mezzanine Management GP LLC, its General Partner

By:	/s/ Joseph D. Carrabino, Jr.
	Name:	Joseph D. Carrabino, Jr.
	Title:	President

Agreed and Accepted as of the date first written above:
TB WOOD’S CORPORATION

By:	/s/ William T. Fejes, Jr.
	Name:	William T. Fejes, Jr.
	Title:	President and CEO

TB WOOD’S INCORPORATED
By:	/s/ William T. Fejes, Jr.
	Name:	William T. Fejes, Jr.
	Title:	President and CEO

PLANT ENGINEERING CONSULTANTS, LLC
By:	/s/ Joseph C. Horvath
	Name:	Joseph C. Horvath
	Title:	Treasurer and Secretary

TB WOOD’S ENTERPRISES, INC.
By:	/s/ Joseph C. Horvath
	Name:	Joseph C. Horvath
	Title:	Treasurer and Secretary

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